UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

     Date of Report (Date of earliest event reported): JUNE 27, 2011 (JUNE
                                   27, 2011)

                 TIRE INTENATIONAL ENVIRONMENTAL SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)


                          NEVADA 000-28323 98-0368586
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


         1620 CYPRESS GARDENS ROAD, MONCKS CORNER, SOUTH CAROLINA 29461
              (Address of principal executive offices) (Zip Code)


                                 (843) 761-7955
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2011 Tire International Environmental Solutions Inc. (the "Company") completed a Severance Agreement with Marco Alfonsi terminating his employment and certain contractual agreements with the Company. As part of the Agreement Mr. Alfonsi received $15,000.00 in full and final settlement of the Company's obligation to Mr. Alfonsi including his previously accrued salary under his employment agreement with the Company.

Simultaneously with the completing the Severance Agreement, Antonio Care, the Company's Chief Executive Officer, and Mr. Alfonsi entered into a separate agreement under which Mr. Alfonsi assigned his rights to the $15,000 severance payment to Mr. Care in exchange for the Company's common shares issued as a result of the exercise of $15,000 of Mr. Care 10% Convertible Promissory Note (the "Note") dated as of June 8, 2010. The underlying common stock to be issued to Mr. Alfonsi as a result of the exercising the convertible feature is unregistered. Mr. Alfonsi has agree that the shares will be restricted and will not be offered for sale or sell the shares of Common Stock unless pursuant to an effective registration statement under the Securities Act ("Registration Statement") filed by the Corporation covering such offer and sale; or an exemption from registration under the Securities Act; provided that prior to any such proposed transfer, the Purchaser shall give five (5) days' written notice to the Corporation of the Purchaser's intentions to affect such transfer, which notice shall be accompanied by such evidence (including the provision of an opinion of counsel (which counsel and opinion (in form scope, and substance) shall be reasonably acceptable to the Corporation) that such registration is not required as to such sale or offer as may be reasonably satisfactory to the Corporation that the proposed transfer may be effected without registration under the Securities Act.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF OFFICERS:

On June 27, 2011, Mr. Marco Alfonsi, Chief Operating Officer and Director of Tire International Environmental Solutions Inc. (the "Company"), informed the Board of Directors of the Company that he was resigning as Chief Operating Officer and Director effective June 27, 2011. Mr. Alfonsi did not resign as the result of any disagreement with the Company of any matter relating to the Company's operations, policies, or practices.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                TIRE INTERNATIONAL ENVIRONMENTAL SOLUTIONS INC.

June 27, 2011
                                         By: /s/ Antonio Care
                                             Antonio Care
                                President and Chief Executive Officer